Exhibit 99.1

KPMG LLP Suite 900 8350 Broad Street McLean, VA 22102

Independent Accountants’ Report on Applying Agreed-Upon Procedures
BMW Financial Services NA, LLC (the “Company”)
J.P. Morgan Securities LLC
(together, the “Specified Parties”)
Re: BMW Vehicle Owner Trust 2020-A – Data File and XML Data File Procedures
We have performed the procedures described below, which were agreed to by the Specified Parties, on the following:
(i)
specified attributes identified by the Company in the electronic data file entitled “$1.7Bio 2020-A BMWVOT Initial Pool Cut 58,503(Loan to KPMG) 05-12-20.csv” (the “Data File”), provided by the Company on May 12, 2020, containing information related to 58,503 automobile retail installment sale contracts (the “Receivables”) as of April 30, 2020 (the “Cutoff Date”); and,

(ii)
specified attributes identified by the Company in the electronic data file entitled “ALD Tape for KPMG samples BMW2020-A Loan 05.13.20.xlsx” (the “XML Data File”), provided by the Company on May 13, 2020, containing information related to the Selected Receivables (defined below) as of the Cutoff Date each pertaining to the Receivables which we were informed are intended to be included as collateral in the offering by BMW Vehicle Owner Trust 2020-A. The Company is responsible for the specified attributes identified by the Company in the Data File and the XML Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the results to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts were within $0.01 and dates were within one (1) day, unless otherwise stated.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative ("KPMG International"), a Swiss entity.

•	The term “Electronic Lien Title State List” means a list of states provided by the Company where Title Documents are filed electronically and include: California and Florida.
•	The term “Title Documents” means the Certificate of Title, Application for Title, Lien Statement, Electronic Title Document, or Title Request Form.
•	The term “BMW Defined Rate” means the Original BMWFS Defined Rates in the Company’s Funding System.
•
The term “Source Documents” means the following information provided by the Company: Motor Vehicle Installment Sale Contract, Modification Letter, Electronic Lien Title State List, Title Documents, Registration Application, Credit Application, Company’s Customer Express System, Company’s Funding System, Company’s Credit System, and Loan Center System.

I.	Data File Procedures
A.
We randomly selected 100 Receivables from the Data File as instructed by the Company and listed in Exhibit A, attached hereto (the “Selected Receivables”). For the purpose of this procedure, the Company did not inform us as to the basis for how they determined the number of Selected Receivables that we were instructed to randomly select from the Data File.

B.
For each Selected Receivable, we compared or recomputed the attributes listed below to or using the corresponding information in the Source Documents, utilizing instructions provided by the Company (as applicable) to the corresponding information in the Data File. Where more than one Source Document is listed, we compared the Source Documents in the order listed below until such attribute was agreed.

Attribute (Field Name in the Data File)	Source Document(s)/Instruction

First Payment Date (FirstPaymentDate)	Motor Vehicle Installment Sale Contract

Original Amount Financed (FinanceAmt)	Motor Vehicle Installment Sale Contract

Current Principal Balance (RemainingBalanceAmt)	Company’s Customer Express System

New/Used Classification (NewUsedCode)
Motor Vehicle Installment Sale Contract, Company’s Funding System

For purposes of comparing the New/Used Classification, we were instructed by the Company to use the Company’s Funding System to observe if the vehicle was a service loaner car and deem the vehicle classification to be “New” if the motor vehicle was a service loaner car.

Interest Rate (APR)	Motor Vehicle Installment Sale Contract or Modification Letter
Monthly Base Payment Amount (MonthlyPaymentAmt)	Company’s Customer Express System, Motor Vehicle Installment Sale Contract, Modification Letter
Maturity Date (ContractEndDate)
Company’s Customer Express System, Motor Vehicle Installment Sale Contract

For purposes of comparing the Maturity Date, we were instructed by the Company to deem the Maturity Date to be in agreement if the difference was not greater than one

Attribute (Field Name in the Data File)	Source Document(s)/Instruction

(1) day.

State of Registration (GaragingStateCode)	Title Documents
Vehicle Identification Number (VIN)	Motor Vehicle Installment Sale Contract
Vehicle Model Year (ModelYear)	Motor Vehicle Installment Sale Contract
Adjusted Manufacturer’s Suggested Retail Price (MSRPAmt)	Company’s Funding System, Credit Application, Motor Vehicle Installment Sale Contract
FICO Credit Score (HighestTotalCreditScore)	Company’s Credit System, Loan Center System
Remaining Term to Maturity (RemainingTerm)
As instructed by the Company, we recomputed the Remaining Term to Maturity using the Maturity Date contained in the Motor Vehicle Installment Sale Contract or the Company’s Express System and the Cutoff Date.

Days Past Due (MaxDaysOver)	As instructed by the Company, we recomputed the Days Past Due as follows:
(i)	if the paid through date set forth in the Company’s Customer Express System was prior to the due date set forth in the Company’s Customer Express System, we recomputed the number of days past due as the number of days between and including the Cutoff Date and the due date set forth in the Company’s Customer Express System; and

(ii) if the paid through date set forth in the Company’s Customer Express System was on or after the Cutoff Date, we were instructed by the Company to assume the number of days past due to be zero.

We found the information listed above regarding the Selected Receivables in the Data File to be in agreement with the corresponding information in the respective Source Documents stated above.
C.
As instructed by the Company, we observed the Title Documents for each Selected Receivable listing the Company’s security interest in the motor vehicle was listed as BMW Bank of North America and named as the owner of the vehicle on any of the observed Title Documents. If there were no Title Documents available and the State of Registration was on the Electronic Lien Title State List, the Company instructed us to perform the following procedures: (i) observe that the Electronic Lien Title has been issued in the Company’s Customer Express System and (ii) observe that the Company’s security interest in the motor vehicle was listed as BMW Bank of North America and named as the owner of the vehicle on the Registration Application.

We did not perform any procedures to determine if the Title Documents or the Registration Application complied with the Company’s guidelines for preparation and we make no representation regarding the validity or enforceability of the security interest.
D.	We observed the original Motor Vehicle Installment Sale Contract and observed that each agreement was signed. We make no representation regarding the authenticity of the signatures.

II.	XML Data File Procedures
For each Selected Receivable, we compared the attributes listed below to the corresponding information appearing on or derived from a copy of the Source Documents, utilizing instructions provided by the Company (as applicable) to the corresponding information in the XML Data File. Where more than one Source Document is listed, we compared the Source Documents in the order listed below until such attribute was agreed.
Attribute (Field Name in the XML Data File)	Source Document(s)/Instruction

Receivable Number (ASSET_NUMBER)	Company’s Customer Express System
Origination Date (ORIGINATIONDATE)	Motor Vehicle Installment Sale Contract
Original Receivable Amount (ORIGINAL_LOAN_AMOUNT)	Motor Vehicle Installment Sale Contract
Original Term to Maturity (OriginalTerm)	Motor Vehicle Installment Sale Contract
Maturity Date (CONTRACTENDDATE)
Company’s Customer Express System, Motor Vehicle Installment Sale Contract

For purposes of comparing the Maturity Date, we were instructed by the Company to compare the month and year of the Maturity Date.

First Payment Date (FIRSTPAYMENTDATE)	Motor Vehicle Installment Sale Contract For purposes of comparing the First Payment Date, we were instructed by the Company to compare the month and year of the First Payment Date.
Subvented - Yes/No (Subvented)
Company’s Funding System, Loan Center System

For the purposes of identifying if a receivable was subvented (Subvented field was equal to 1, 2, or 98 as provided by the Company), we were instructed by the Company to perform the following procedure:

	(i)	Using the Company’s Funding System, if the rate type was “Sales Support,” the receivable is considered to be subvented.

	(ii)	Using the Company’s Funding System, if the rate type was “New,” we were instructed by the Company to consider the following:

	a.	Using the Company’s Funding System, if the BMW Defined Rate was not equal to the rate on the Motor Vehicle Installment Sale Contract, the receivable is considered to be subvented.

Attribute (Field Name in the XML Data File)	Source Document(s)/Instruction

	b.	Using the Motor Vehicle Installment Sale Contract, if we observe a cash rebate was used, the receivable is considered to be subvented.

Vehicle Model (VEHICLE_MODEL_NAME)	Motor Vehicle Installment Sale Contract, Company’s Funding System

Vehicle Model Year (VEHICLE_MODEL_YEAR)	Motor Vehicle Installment Sale Contract

Vehicle Type (VehicleTypeCode)	Motor Vehicle Installment Sale Contract, Credit Application We were instructed by the Company to utilize the following:

(i) Vehicle Type (VehicleTypeCode) of 1 equals a car;

(ii) Vehicle Type (VehicleTypeCode) of 3 equals a SUV; and

(iii) Vehicle Type (VehicleTypeCode) of 4 equals a motorcycle.

Original Vehicle Value (VEHICLE_VALUE_AMOUNT)	Company’s Funding System, Credit Application, Motor Vehicle Installment Sale Contract

FICO Credit Score (CREDIT_SCORE)	Company’s Credit System, Loan Center System

Co-lessee – Yes/No (COSIGNERINDICATOR)	Credit Application, Loan Center System

State of Registration (GEOGRAPHIC_LOCATION)	Title Documents

Remaining Term to Maturity (REMAINING_TERM_NUMBER)
As instructed by the Company, we recomputed the Remaining Term to Maturity using the Maturity Date contained in the Motor Vehicle Installment Sale Contract or the Company’s Express System and the Cutoff Date.

Monthly Base Payment Amount (REPORTING_PERIOD_NEXT_PAYMENT)	Company’s Customer Express System, Motor Vehicle Installment Sale Contract, Modification Letter

Days Past Due (CURRENT_DELINQUENCY_STATUS)	As instructed by the Company, we recomputed the Days Past Due as follows:

(i)
if the paid through date set forth in the Company’s Customer Express System was prior to the due date set forth in the Company’s Customer Express System, we recomputed the number of days past due as the number of days between and including the Cutoff Date and the due date

Attribute (Field Name in the XML Data File)	Source Document(s)/Instruction

set forth in the Company’s Customer Express System; and

	(ii)	if the paid through date set forth in the Company’s Customer Express System was on or after the Cutoff Date, we were instructed by the Company to assume the number of days past due was zero.

We found the information listed above regarding the Selected Receivables in the XML Data File to be in agreement with the corresponding information in the respective Source Documents stated above.
There were no conclusions that resulted from the procedures.
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File and XML Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
The procedures performed were applied based on the information indicated in the Data File, XML Data File, Source Documents, and recomputation methodologies and instructions provided by the Company, without verification or evaluation of such information, methodologies, or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information, methodologies, or instructions provided by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).
The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, VA
June 22, 2020

Exhibit A – The Selected Receivables

Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number
1	*****95864	34	*****22742	67	*****20466
2	*****94601	35	*****36582	68	*****99112
3	*****81302	36	*****23817	69	*****48559
4	*****98519	37	*****94062	70	*****32907
5	*****60575	38	*****58420	71	*****37097
6	*****34486	39	*****24962	72	*****96432
7	*****71592	40	*****70485	73	*****64063
8	*****89454	41	*****79709	74	*****33919
9	*****60807	42	*****98051	75	*****08076
10	*****81744	43	*****23436	76	*****16882
11	*****92519	44	*****53682	77	*****27191
12	*****20047	45	*****18862	78	*****06079
13	*****73048	46	*****13427	79	*****53904
14	*****93834	47	*****09726	80	*****61902
15	*****12672	48	*****09919	81	*****18969
16	*****62670	49	*****81130	82	*****46436
17	*****44436	50	*****48640	83	*****67486
18	*****64851	51	*****27949	84	*****57561
19	*****26452	52	*****13555	85	*****19734
20	*****54032	53	*****40868	86	*****07699
21	*****98742	54	*****11980	87	*****13500
22	*****71364	55	*****69590	88	*****38399
23	*****87731	56	*****06734	89	*****56580
24	*****84652	57	*****60592	90	*****63518
25	*****75478	58	*****09408	91	*****47582
26	*****09224	59	*****58281	92	*****54369
27	*****98660	60	*****67438	93	*****79129
28	*****13511	61	*****07387	94	*****49004
29	*****25062	62	*****97771	95	*****16255
30	*****05408	63	*****70643	96	*****88933
31	*****22653	64	*****95873	97	*****75628
32	*****97110	65	*****25682	98	*****86983
33	*****80471	66	*****54924	99	*****38523
				100	*****07067